                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 (the "Report"), each of the undersigned officers of Impax Laboratories, Inc. does hereby certify that:

     1. The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





       Charles Hsiao, Ph.D.       Chairman and Co-Chief Executive Officer     Date:  August 8, 2003
---------------------------
       Charles Hsiao, Ph.D.




       Barry R. Edwards           Co-Chief Executive Officer                  Date:  August 8, 2003
---------------------------
       Barry R. Edwards




      Cornel C. Spiegler          Chief Financial Officer                     Date:  August 8, 2003
---------------------------
      Cornel C. Spiegler




The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the U.S. Code) and is not being filed as part of the Report or as a separate disclosure document.


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